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                                                                   EXHIBIT 10.47


                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     American Eagle Group, Inc. ("AEG"), American Financial Group, Inc. ("AFG"), and Great American Insurance Company ("GAIC"), enter into this Settlement Agreement and Mutual Release (the "Agreement") effective as of November 4, 1997 (the "Effective Date").

     1. Concurrently with the execution of this Agreement, one or more of the parties to this Agreement are entering into a Renewal/Retention Commission Agreement and Escrow Agreement (collectively the "Related Agreements"). As between or among the parties to this Agreement, the terms and conditions of the Related Agreements are adopted and incorporated by reference as if fully set forth in this Agreement. True and correct copies of the Related Agreements are attached as Exhibits A and B, respectively, to this Agreement.

     2. On the Effective Date, GAIC shall transfer, assign, and deliver to AEG, or cause to be transferred, assigned, and delivered to AEG, the 350,000 shares of Series D Preferred Stock of AEG (the "Purchased Securities") that AEG had issued to GAIC pursuant to the November 5, 1996 Securities Purchase Agreement by and between AEG and AFG, along with any dividends or other benefits accruing thereunder from the date that AEG issued the Purchased Securities to GAIC to the date of their return to AEG pursuant to this paragraph. GAIC warrants and represents to AEG that it has not assigned or transferred all or any portion of its interest in the Purchased Securities and dividends and other benefits accruing thereunder to any other person or entity and that it is returning the Purchased Securities and any dividends or other benefits accruing thereunder free and clear of any liens, security interests, or other claims of any other person or entity. AFG agrees to take such action as shall be necessary or appropriate to fulfill its obligations under this paragraph 2.
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     3.   AFG, GAIC, and their respective directors, principals, officers, managers, supervisors, employees, agents, representatives, attorneys, accountants, actuaries, parents, subsidiaries, affiliates, predecessors, successors, and assigns, past, present, and future, directly or indirectly and in any capacity (collectively referred to hereafter as the "AFG Parties" and the "GAIC Parties" respectively), and except as limited below, hereby acquit, discharge, and release AEG and its respective directors, former directors and their affiliates, principals, officers, managers, supervisors, employees, agents, representatives, attorneys, accountants, actuaries, parents, subsidiaries, affiliates, predecessors, successors, and assigns, past or present (collectively referred to hereafter as the "AEG Parties") from any and all debts, damages, claims, liabilities, obligations, and causes of actions, whether known, unknown, or unforeseen, whether liquidated or unliquidated, from the beginning of time to the Effective Date of this Agreement. For purposes of this Agreement, including without limitation Section 4 hereof, the term "AEG Parties" includes, but is not limited to, the persons on the attached Exhibit C to this Agreement (1) in their individual capacities, (2) as present or former officers, directors, or employees of AEG, (3) as former officers, directors, or employees of American Eagle Insurance Company ("AEIC"), or (4) in any other capacity. Notwithstanding the first sentence of this paragraph, excepted from the scope of this release are any debts, damages, claims, liabilities, obligations, or causes of action arising under or in connection with this Agreement or with any of the Related Agreements.

     4. The AEG Parties (other than AEIC), past, present, or future, directly or indirectly and in any capacity, and except as limited below, hereby acquit, discharge, and release the AFG Parties and the GAIC Parties from any and all debts, damages, claims, liabilities, obligations, and causes of actions, whether known, unknown, or unforeseen, whether liquidated or unliquidated, from the
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beginning of time to the Effective Date of this Agreement.  For purposes of this Agreement, including without limitation Section 3 hereof, the terms "AFG Parties" and "GAIC Parties" includes, but is not limited to, the persons on the attached Exhibit D to this Agreement (1) in their individual capacities, (2) as present or former officers, directors, or employees of AFG or GAIC, (3) as former officers, directors or employees of AFG or GAIC, or (4) in any other capacity. Notwithstanding the first sentence of this paragraph, excepted from the scope of this release are any debts, damages, claims, liabilities, obligations, or causes of action arising under or in connection with this Agreement or with any of the Related Agreements.

     5. Each of the parties to this Agreement warrants and represents to each of the other parties to this Agreement, singly and collectively, that as of the Effective Date, and as of the date of his or its execution of this Agreement, that he or it has not assigned or transferred all or any portion of the debts, damages, claims, liabilities, obligations, and causes of actions being acquitted, discharged, or released under paragraphs 3 and 4 of this Agreement (the "Released Claims") to any other person or entity.

     6. Each of the parties to this Agreement warrants and represents to each of the other parties to this Agreement, singly and collectively, that he or it has read and understood this Agreement and has entered into this Agreement of his or its own free will and accord after full opportunity to investigate the facts and law applicable to this Agreement and the transactions and disputes leading up to the execution of this Agreement and in accordance with his or its own judgment and upon advice of their own legal counsel, and states that he or it has not been induced to enter into this Agreement by any statement, act, or representation of any kind or character on the part of anyone except as expressly set forth in this Agreement.
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     7.   Each of the parties to this Agreement warrants and represents to each of the other parties to this Agreement, singly and collectively, that each of the signatories to this Agreement is fully authorized to bind the respective parties to this Agreement.

     8. Except to the extent required by law, each of the parties agrees that he or it will not make or publicize any statements to any third party regarding this Agreement, any of the Related Agreements, or any of the events, circumstances, transactions, or disputes leading up to the execution of this Agreement or any of the Related Agreements that would tend to damage the reputation or impeach the honesty, integrity, virtue, or reputation of any of the parties to this agreement or any of their respective directors, former directors, and their affiliates, principals, officers, managers, supervisors, employees, agents, representatives, attorneys, accountants, actuaries, parents, subsidiaries, affiliates, partners, joint venturers, predecessors, successors, and assigns, past and present.

     9. The Agreement and the Related Agreements contain the entire agreement between or among the parties and supersedes any and all prior oral or written representations, statements, understandings, arrangements, or agreements between or among the parties. Neither this Agreement nor any term or condition of this Agreement may be altered, modified, amended, or waived except by a written agreement signed by the parties.

     10. This Agreement was the product of arms-length negotiation between sophisticated parties represented by counsel. Accordingly, the parties agree that the rule that a contract shall be construed against the party who drafted it or selected its language shall have no application to the construction, interpretation, or enforcement of this Agreement.
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     11.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns.

     12.  This Agreement may be executed in multiple counterparts.

     13. In the event that any of the terms or conditions of this Agreement are held or ruled to be illegal, unenforceable, or invalid in whole or in part, such holding or ruling shall not affect the validity or enforceability of the other terms or conditions of this Agreement, and this Agreement shall be construed, interpreted, and enforced as if the illegal, unenforceable, or invalid provision or part thereof was never part of this Agreement. This Agreement shall be construed or interpreted wherever possible so as to give validity and effect to its terms or conditions and to effect the obligations of AFG set forth in paragraph 2 of this Agreement and the mutual releases set forth in paragraphs 3 and 4 of this Agreement.

     14. Notwithstanding anything herein to the contrary, this Settlement Agreement and Mutual Release shall be effective only when (i) the Related Agreements have been executed by all parties thereto, (ii) the escrow deposit has been made by AEG, as required under the Escrow Agreement attached hereto as Exhibit B, and (iii) AFG and GAIC have received a release executed by AEIC in conservatorship, releasing the obligation of GAIC pursuant to the Purchase Agreement, dated July 31, 1997, to pay AEIC commissions based on renewals or reissuances of certain insurance policies, and acknowledging that AEG has assumed such obligation in place of GAIC.

     15. New York law shall govern the validity, construction, performance, and enforcement of this Agreement.
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AMERICAN EAGLE GROUP, INC.


By:
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Title:
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AMERICAN FINANCIAL GROUP, INC.


By:
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Title:
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GREAT AMERICAN INSURANCE COMPANY

By:
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Title:
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